SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 1999


                        FRONTIER CORPORATION
      (Exact name of registrant as specified in its charter)

	  New York		   1-4166		   16-0613330
    (State or other		(Commission	  (IRS Employer
    jurisdiction of		File Number)	 Identification No.)
    incorporation)


180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716) 777-1000

Item 5   Other Events
------   ------------

	On October 7, 1999, it was announced that Rolla P. Huff, President of North American Operations, would resign his position effective October 8, 1999 to pursue other opportunities outside the firm. Joseph P. Clayton, former Chief Executive Officer and currently Vice Chairman of Global Crossing, will reassume leadership of the North American Operations.

As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.



                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                         Frontier Corporation
                             (Registrant)


Dated: October 11, 1999     By:/s/ Barbara J. LaVerdi
                            -------------------------
                                Assistant Secretary


                           EXHIBIT INDEX


Exhibit
Number 	       Description
-------        ------------------
  99           Press release announcing		        Filed herewith
               resignation of Rolla P.
               Huff